EXHIBIT 10.1

                   AMENDMENT TWENTY SIX TO MARKETING AGREEMENT

This document is Amendment Twenty Six to the Marketing Agreement, made and entered into effective June 1, 1993, and amended by Amendment One to Marketing Agreement dated September 16, 1993; Amendment Two to Marketing Agreement dated June 4, 1998; Amendment Three to Marketing Agreement dated September 25, 1998; Amendment Four to Marketing Agreement dated October 19, 1998; and Amendment Five to Marketing Agreement dated December 15, 1998; Amendment Six to Marketing Agreement dated March 25, 1999, Amendment Seven to Marketing Agreement dated May 10, 1999; Amendment Eight to Marketing Agreement dated June 24, 1999; Amendment Nine to Marketing Agreement dated August 5, 1999, Amendment Ten to Marketing Agreement dated October 1, 1999, Amendment Eleven to Marketing Agreement dated January 31, 2000, Amendment Twelve to Marketing Agreement dated March 1, 2000, Amendment Thirteen to Marketing Agreement dated April 19, 2000, Amendment
Fourteen to Marketing Agreement dated July 31, 2000, Amendment Fifteen to Marketing Agreement dated September 25, 2000, Amendment Sixteen to Marketing Agreement dated October 31, 2000, Amendment Seventeen dated November 29, 2000, Amendment Eighteen to Marketing Agreement dated January 24, 2001, Amendment Nineteen to Marketing Agreement dated March 14, 2001, Amendment Twenty to Marketing Agreement dated May 4, 2001, Amendment Twenty-One to Marketing Agreement dated June 28, 2001, Amendment Twenty-Two to Marketing Agreement dated September 4, 2001, Amendment Twenty-Three to Marketing Agreement dated October 11, 2001, Amendment Twenty-Four to Marketing Agreement dated November 30, 2001; and Amendment Twenty-Five to Marketing Agreement dated March 1, 2002 (the "Agreement"), by and between American National Insurance Company ("American National"), a Texas corporation, and Legacy Marketing Group ("LMG"), a California corporation.

In consideration of mutual covenants contained herein, the parties agree as follows:

1. Section 3.1 of the Agreement is hereby deleted in its entirety, and the following new Section 3.1 shall be substituted therefor:

         "3.1 Subject to termination as hereinafter provided, this Agreement shall remain in force and effect until the close of business on September 30, 2002, the term of this Agreement. This Agreement may be renewed by mutual agreement for successive terms of one (1) year unless terminated by either party by prior written notice to the other at least one hundred eighty (180) days prior to termination."

Except as specifically amended hereby, all terms and provisions of the Marketing Agreement shall remain in full force and effect.


IN WITNESS HEREOF, the parties hereto have executed this Agreement.

LEGACY MARKETING GROUP                      AMERICAN NATIONAL INSURANCE COMPANY

By: /s/ R. Preston Pitts                    By: /s/ Kelly M. Collier

Title: President                            Title: Vice President

Witness: /s/ Anne Sedleniek                 Witness: /s/ Renee Garland

Date: May 30, 2002                          Date: May 31, 2002